SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]   Definitive Proxy Statement

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[ ]   Soliciting Material Pursuant to Section 240.14a-12

                              ASA (Bermuda) Limited
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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                              ASA (BERMUDA) LIMITED
                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                                                              May 10, 2005

                                WE NEED YOUR VOTE
                        PLEASE VOTE YOUR SHARES PROMPTLY

Dear Shareholder:

     We are writing you again today to remind you to vote your shares. More than ever, your vote is important at the upcoming Special General Meeting of Shareholders, scheduled for June 9, 2005. PLEASE HELP US WITH YOUR PARTICIPATION--PLEASE VOTE YOUR SHARES TODAY! Telephone and internet voting options are also available for your convenience. See the instructions on the reverse side of this letter.

     As previously stated, your Board of Directors is proposing certain changes to the Company's fundamental investment policies that adapt such policies to structural changes in the gold mining industry and provide the Company with greater investment flexibility in the future. Approval of the proposals by our shareholders is very important. Please use the enclosed duplicate proxy card or voting instruction form to promptly vote your shares.

     Please read the proxy statement carefully because it contains important information about these and other proposed policy changes.

     The proposals to be acted on at the meeting have been carefully considered by the Board of Directors. THE BOARD BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

WE NEED YOUR VOTE IN SUPPORT OF THESE CHANGES. PLEASE VOTE YOUR SHARES WITHOUT DELAY.

     If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-901-0068.

     On behalf of your Board of Directors, thank you for your cooperation and continued support.

                                                          Sincerely,

                                                          /s/ Robert J. A. Irwin
                                                          ----------------------
                                                          Robert J. A. Irwin
                                                          Chairman of the Board

                               3 EASY WAYS TO VOTE

     Help your Company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

     1. Vote by Telephone. Call the toll-free number listed for this purpose on your proxy card or voting form. Have your control number listed on the form ready and follow the simple instructions.

     2. Vote by Internet. Go to the website listed on your proxy card or voting form. Have your control number listed on the form ready and follow the simple instructions.

     3. Vote by Mail. Mark, sign, date and return your proxy card or voting form in the postage-paid return envelope provided.

                                PLEASE ACT TODAY

                             YOUR VOTE IS IMPORTANT

Please help your Company save additional solicitation costs by marking, signing, dating and mailing your proxy or voting instruction form today. Your participation in this initiative is critical. Internet and telephone voting are also available. Please refer to your proxy or voting form for instructions. Street name shareholders: Your broker or bank cannot vote your shares unless it receives your instructions on the proposals. Please return your vote immediately. If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-800-901-0068.